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                                                                   EXHIBIT 10.33

                                From the desk of
                                RONALD A. POTTS


                                January 28, 2002


Dee Hector, Inc.
Attn.: Mr. Joe L. Lawless, President & CEO
PO Box 418
Deeberry, TX 75639-0418


                                   RE:  $125,000 Loan from Dee Hector, Inc. to
                                        Oasis Group, Inc. dated January 28, 2002


Dear Sir:

         In addition to pledging my personal guarantee in connection with the above captioned transaction, I hereby agree to, not later than April 30, 2002, purchase the 65,000 common shares of Oasis Group, Inc. capital stock (the "Stock") that you are receiving pursuant to the above captioned transaction, for the amount of $65,000. Please kindly advise me in writing, on or before March 31, 2002, as to whether or not you are accepting my agreement to purchase the Stock as set forth herein.


                                                      Sincerely,

                                                      /s/ Ronald A. Potts
                                                      ------------------------
                                                      RONALD A. POTTS




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